                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                       POST EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933

                             Trustmark Corporation
             (Exact name of registrant as specified in its charter)

         Mississippi                                                  64-0471500
(State or other jurisdiction of                                        (IRS EIN)
incorporation or organization)

               248 E. Capitol Street, Jackson, Mississippi 39201
              (Address of principal executive offices) (Zip Code)

              Trustmark Corporation 1997 Long Term Incentive Plan
                            (full title of the plan)

                                 LOUIS E. GREER
                                   Controller
                            Trustmark National Bank
                             248 E. Capitol Street
                               Jackson, MS 39201
                       (601) 949-2310 Fax: (601) 949-6871

                (Name, address including zip code and telephone
               number, including area code, of agent for service)

                        Copies of all correspondence to:

                              Robert D. Drinkwater
                    Brunini, Grantham, Grower & Hewes, PLLC
                             Post Office Drawer 119
                               Jackson, MS 39205
                       (601) 948-3101 Fax: (601) 960-6902

                        CALCULATION OF REGISTRATION FEE

                                     PROPOSED      PROPOSED
TITLE OF                             MAXIMUM       MAXIMUM
SECURITIES          AMOUNT           OFFERING      AGGREGATE        AMOUNT OF
TO BE               TO BE            PRICE         OFFERING         REGISTRATION
REGISTERED          REGISTERED       PER SHARE     PRICE            FEE
----------          ----------       ---------     -----------      ------------
Common Stock          300,000         $ 22.78      $ 6,834,000        $1,805
$0.00 par value
per share

         Registration fee has been calculated in accordance with Rule 457(h) under the Securities Act of 1933 and is based upon the highest price at which currently issued options may be exercised.

         If any securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [x]

Explanation

         This Post-Effective Amendment No. 1 is being filed to register 300,000 additional shares issuable pursuant to Registrant's 1997 Long Term Incentive Plan. Registrant initially registered 300,000 shares pursuant to a registration statement on Form S-8 which became effective September 17,1997 (File No. 333-35889). Effective March 30, 1998, Registrant's shares were split 2 for 1, increasing the number of registered shares to 600,000. With this amendment, there will be a total of 900,000 shares registered.

         The contents of the earlier Registration Statement on Form S-8 (File No. 333-35889) amended hereby are incorporated herein by reference.


Item 8.  Exhibits.

      5.1 Opinion and Consent of Brunini, Grantham, Grower & Hewes as to the legality of the issuance of the shares.

     23.1  Consent of Arthur Andersen LLP

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jackson and State of Mississippi on the 13th day of June, 2000.

                              TRUSTMARK CORPORATION
BY:   /s/ Richard G. Hickson               BY:   /s/ Gerard R. Host
      ----------------------                     -----------------
      Richard G. Hickson                         Gerard R. Host
      President & Chief                          Treasurer (Principal
      Executive Officer                          Financial & Accounting
                                                 Officer)

DATE: June 13, 2000                        DATE: June 13, 2000

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

DATE: June 13, 2000                  BY:/s/ J. Kelly Allgood
                                        ---------------------------------------
                                        J. Kelly Allgood, Director

DATE: June 13, 2000                  BY:/s/ Reuben V. Anderson
                                        ---------------------------------------
                                        Reuben V. Anderson, Director

DATE: June 13, 2000                  BY:/s/ Adolphus B. Baker
                                        ---------------------------------------
                                        Adolphus B. Baker, Director

DATE: June 13, 2000                  BY:/s/ John L. Black, Jr.
                                        ---------------------------------------
                                        John L. Black, Jr., Director

DATE: June 13, 2000                  BY:/s/ William C. Deviney
                                        ---------------------------------------
                                        William C. Deviney, Jr., Director

DATE: June 13, 2000                  BY:/s/ D.G. Fountain
                                        ---------------------------------------
                                        D.G. Fountain, Jr., Director

DATE: June 13, 2000                  BY:/s/ C. Gerald Garnett
                                        ---------------------------------------
                                        C. Gerald Garnett, Director

DATE: June 13, 2000                  BY:/s/ Richard G. Hickson
                                        ---------------------------------------
                                        Richard G. Hickson, President &
                                        Chief Executive Officer and Director

DATE: June 13, 2000                  BY:/s/ Matthew L. Holleman
                                        ---------------------------------------
                                        Matthew L. Holleman III, Director

DATE: June 13, 2000                  BY:/s/ Gerard R. Host
                                        ---------------------------------------
                                        Gerard R. Host, Treasurer (Principal
                                        Financial & Accounting Officer) and
                                        Director

DATE: June 13, 2000                  BY:/s/ Fred A. Jones
                                        ---------------------------------------
                                        Fred A. Jones, Director

DATE: June 13, 2000                  BY:/s/ T.H. Kendall III
                                        ---------------------------------------
                                        T.H. Kendall III, Chairman of the
                                        Board and Director

DATE: June 13, 2000                  BY:/s/ Larry L. Lambiotte
                                        ---------------------------------------
                                        Larry L. Lambiotte, Director

DATE: June 13, 2000                  BY:/s/ Donald E. Meiners
                                        ---------------------------------------
                                        Donald E. Meiners, Director

DATE: June 13, 2000                  BY:/s/ William Neville
                                        ---------------------------------------
                                        William Neville III, Director

DATE: June 13, 2000                  BY:/s/ Richard H. Puckett
                                        ---------------------------------------
                                        Richard H. Puckett, Director

DATE: June 13, 2000                  BY:/s/ William K. Ray
                                        ---------------------------------------
                                        William K. Ray, Director

DATE: June 13, 2000                  BY:/s/ Charles W. Renfrow
                                        ---------------------------------------
                                        Charles W. Renfrow, Director

DATE: June 13, 2000                  BY:/s/ Harry M. Walker
                                        ---------------------------------------
                                        Harry M. Walker, Secretary and
                                        Director

DATE: June 13, 2000                  BY:/s/ LeRoy G. Walker, Jr.
                                        ---------------------------------------
                                        LeRoy G. Walker, Jr., Director

DATE: June 13, 2000                  BY:/s/ Paul H. Watson, Jr.
                                        ---------------------------------------
                                        Paul H. Watson, Jr., Director

DATE: June 13, 2000                  BY:/s/ Kenneth W. Williams
                                        ---------------------------------------
                                        Kenneth W. Williams, Director

DATE:                                BY:---------------------------------------
                                        Allen Wood, Jr., Director

                    EXHIBIT INDEX

Exhibit Number                              Description
--------------           -------------------------------------------------------
     5.1                 Option and Consent of Brunini, Grantham, Grower & Hewes
    23.1                 Consent of Arthur Andersen LLP